Exhibit 10.7

                                   LEASE


      THIS LEASE (this "Lease") is made as of February 12, 1997 between "Landlord" and "Tenant" hereinafter named.

                                WITNESSETH:

     1.   DEFINITIONS

     (a)  "Landlord":    R.C. HILL, II.

          Address:  1214 Salerno Court, Orlando, Florida.

     (b)  "Tenant": FIRST CHOICE AUTO FINANCE, INC., a Florida corporation.

           Address:   101  Phillippe  Parkway, Suite  300,  Safety  Harbor,
           Florida 34695.

          (c) "Premises": The land described in Exhibit A attached hereto and the building (the "Building") and other improvements located thereon. The address of the Premises is set forth on Exhibit A.

     (d) "Use of Premises": Automobile sales and financing and ancillary sales and administrative offices. Additionally, a portion of the Premises is subject to leases which leases are hereby assigned to Tenant, who agrees to become the Landlord thereunder. Such leases shall thereupon be deemed to be permitted sub-leases hereunder. The use of the Premises shall include rights to any signage leases on the Premises.

          (e)  "Commencement Date":  The date hereof.

          (f) "Term": The period commencing on the Commencement Date and ending on the last day of the sixtieth (60th) full calendar month after the Commencement Date. Tenant shall have the option to renew the term of this Lease in accordance with the provisions and conditions of Rider 1 attached to this Lease.

          (g) "Rent": The base rent payable by Tenant in accordance with the provisions of Section 3. Rent and all other sums payable by Tenant to Landlord under this Lease, plus any applicable tax, shall be paid to Landlord, without deduction or offset, at the address stated above, or at such other place as Landlord may hereafter specify in writing.

          (h)  "Security Deposit": None.

      2. PREMISES AND TERM. Landlord hereby leases to Tenant and Tenant leases from Landlord the Premises for the Term (unless sooner terminated as provided herein).

     The Lease Term shall begin as of the date set forth above, in that the Tenant will have immediate possession of said Premises. As of the date thirty (30) days from the date hereof Tenant shall be deemed to have accepted the Premises as complying fully with Landlord's covenants and obligations hereunder, except for those arising under paragraphs 5 or 27 and as to those matters as to which the Tenant shall have notified the Landlord on or before such date.

      3. RENT: Tenant covenants and agrees to pay, without deduction or offset, to Landlord Rent for the Premises, on or before the first (1st) day of the first (1st) full calendar month of the Term and on or before the first (1st) day of each and every successive calendar month thereafter during the Term, along with any applicable sales or other tax, in accordance with the following schedule:

     (a) for the period from the Commencement Date through the last day of the sixth (6th) full calendar month of the Term, the sum of Fifteen Thousand Five Hundred Dollars ($15,500.00) per month;

      (b) for the period from the first day of the seventh (7th) full calendar month through the last day of the twelfth (12th) full calendar month of the Term, the sum of Sixteen Thousand Dollars ($16,000.00) per month;

      (c) for the period from the first day of the thirteenth (13th) full calendar month through the last day of the sixtieth (60th) full calendar month, the sum of $17,000.00 per month; and

      (d) beginning as of the first month of each Renewal Term for each successive twelve (12) month period during each Renewal Term (and any exercised renewal thereof), the sum determined by increasing the Rent in effect for the preceding twelve (12) month period pursuant to the CPI, in accordance with the provisions of Rider 2 attached to this Lease (the "CPI Adjustment").

In  the  event the Commencement Date occurs on a day other than  the  first
(1st) day of a calendar month, the first Rent payment shall be on the Commencement Date in the amount of the Rent for one (1) full calendar month plus the prorated Rent for the calendar month in which the Term commences.

     Whenever any sum of money is required to be paid by Tenant in addition to the Rent herein reserved, whether or not such sum is herein described as "Additional Rent" or a provision is made for the collection of such sum as "Additional Rent," such sum shall be deemed Additional Rent and, except as otherwise specifically provided herein, shall be due and payable with the first installment of Rent thereafter falling due hereunder.

      4. USE OF PREMISES: The Premises shall be used by Tenant as described above in Section 1(d), and for no other purpose without the prior written consent of Landlord. Tenant shall not allow the Premises to be used for any unlawful purpose; nor shall Tenant cause, maintain, or permit any nuisance (as reasonably determined by Landlord or by law) in or about the Premises or commit or suffer to be committed any waste in, on, or about the Premises.

      5. COMPLIANCE WITH LAWS; ADA: Tenant shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction relating to the use, condition and occupancy of the Premises. Without limiting the foregoing, Tenant shall be responsible for performing any and all alterations and improvements to the Premises necessary to comply with the requirements of the Americans With Disabilities Act of 1990, any comparable state or local law, and all regulations issued pursuant thereto. Landlord represents and warrants to Tenant that on the date hereof, the Premises were in compliance with all of the foregoing, to the extent such laws and regulations were applicable to Landlord's use.

      6. ASSIGNMENT AND SUBLETTING. Tenant shall not assign the right of occupancy under this Lease, or any other interest therein, or sublet the
Premises, or any portion thereof, without the prior written consent of Landlord, which may be withheld at Landlord's discretion. Notwithstanding any assignment of the Lease, or the subletting of the Premises, or any portion thereof, Tenant shall continue to be liable for the performance of the terms, conditions and covenants of this Lease, including, but not limited to, the payment of Rent and Additional Rent. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments or sublettings. Landlord shall have the additional option, which shall be exercised by providing Tenant with written notice, of terminating Tenant's rights and obligations under this Lease (or the applicable portion thereof as to any partial subletting) rather than permitting any assignment or subletting by Tenant.

      Notwithstanding the foregoing, if and only if the assignee shall have a net worth (determined in accordance with generally accepted accounting principles) at least equal to the net worth of Tenant at the time of such assignment, and such assignee shall expressly assume all obligations and liabilities of Tenant under this Lease, Tenant shall have the right to assign this Lease to the surviving corporation of a merger, consolidation, reorganization or recapitalization involving Tenant. Tenant shall give Landlord at least thirty (30) days' prior written notice of any such proposed assignment. Tenant shall deliver to Landlord all information and materials as are reasonably required by Landlord to verify the net worth of the assignee.

      In the event of the transfer and assignment by Landlord of its interest in this Lease and/or sale of the Premises, any of which it may do at its sole option, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for performance of such obligations.

      The leases assigned to Tenant by Landlord described on the attached Exhibit B, shall become sub-leases under this Lease. During the Term of this Lease, the Tenant shall be entitled to collect the rent under such subleases and shall pay the principal and interest on the mortgages described below which are in place on the date hereof on the property which is the subject of such subleases.

      (1) Jasbir S. Kalsi, dated June 29, 1992, $68,086.40, mortgage on rental property ($709.99 per month).

      (2) Lonnie Lacy as Trustee of Jewel K. Ussery, Mortgage on 3410 and 3412 Cherry Lane in the monthly amount of $615.71.

      7. ACCESS TO PREMISES. Landlord or its authorized employees, contractors or agents shall upon advance notice to Tenant have the right to enter upon the Premises at all reasonable times for the purposes of inspecting the same, preventing waste, making such repairs as Landlord may consider necessary (but without any obligation to do so except as expressly provided for herein), and showing the Premises to prospective tenants, mortgagees and/or purchasers.

      8. UTILITY SERVICE. Tenant shall pay the cost of all utility services, including, but not limited to, initial connection charges, all charges for gas, sewer, water and electricity used on the Premises. Tenant shall pay all costs caused by Tenant introducing excessive pollutants into the sanitary sewer system, including permits, fees and charges levied by any utility provider or governmental agency for any pollutants or solids other than ordinary human waste. Tenant shall be responsible for the installation and maintenance of any dilution tanks, holding tanks, settling tanks, sewer sampling devices, sand traps, grease traps or similar devices as may be required by any utility provider or governmental agency for Tenant's use of the sanitary sewer system. Tenant shall pay all charges for pest control and extermination. Landlord shall not be required to pay for any services, supplies or upkeep in connection with the Premises. No interruption or malfunction of any utility service not caused by Landlord shall render Landlord liable in any respect for damages, direct or consequential, to any person or property, nor be construed as an eviction of Tenant, nor work an abatement of Rent or Additional Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement of this Lease.

      9. TAXES. As part of the consideration for this Lease and in addition to the Rent as herein provided, Tenant shall, during the Term pay to Landlord as Additional Rent, all taxes, levies, excises, franchises, imposts and charges, general and special, ordinary and extraordinary, or whatever name, nature and kind, which may hereafter be levied, assessed, charged or imposed, which are a lien (whether federal, state, city, county or other public authority) upon this Lease, the Premises or Tenant's use or occupancy thereof during the Term of this Lease. It is agreed that the above charges, hereinafter referred to as "Taxes", shall not be in any way construed to include any federal, state or local income taxes assessed against either Landlord or Tenant.

           Within thirty (30) days of Landlord's receipt of the ad valorem tax statement for the Premises, Landlord shall deliver a copy thereof to Tenant. Tenant shall, within thirty (30) days after receipt from Landlord of the tax statement, pay to Landlord the due tax amount as Additional Rent. The due tax amount shall be determined as follows: if the payment is made to Landlord before November 1st, the due tax amount shall be the November tax amount; if the payment is made after November 1st and before the 15th day of a calendar month, the due tax amount shall be the applicable tax amount for such calendar month; and if the payment is made after November 1st and after the 15th day of a calendar month, the due tax amount shall be the applicable tax amount for the next succeeding calendar month. Assuming Tenant performs its obligations for the payment of Taxes to Landlord, Landlord shall pay any Taxes placed on the Premises prior to the date the same shall become delinquent.

           The parties hereto agree that in the event of the installation during the Term of this Lease by any legal taking authority of any improvement including, but not limited to, sidewalks and storm and sanitary drains, then Tenant shall pay such special tax assessments.

           Tenant further agrees that during the Term of the Lease it will pay to Landlord, as Additional Rent, any "use" or "sales" tax that might be imposed by any governmental body against either Landlord or Tenant by reason of the occupancy of the Premises and payment of rental therefor by Tenant.

      10. "AS IS" CONDITION. The Premises are rented "as is", without any additional alterations or improvements to be constructed by Landlord or any repairs to be performed by Landlord, and without any representation or warranty except as specifically set forth in this Lease.

      11. REPAIRS AND MAINTENANCE: (a) Landlord shall have no obligation to perform or undertake any maintenance or repair of the Premises, and Landlord shall not be liable to Tenant for any damage or inconvenience, and Tenant shall not be entitled to any abatement or reduction of Rent or Additional Rent, by reason of any required maintenance, repairs, alterations or additions to the Premises.

           (b) Tenant shall, at its own risk and expense, maintain all parts of the Premises in good repair and condition (including all necessary replacements), including, but not limited to, the roof, the foundation, Building exterior (including repainting as necessary), mechanical, electrical, HVAC, plumbing systems, windows, doors, downspouts, dock bumpers, landscaping, parking improvements, and the regular removal of debris. Should Tenant neglect to keep and maintain the Premises, then
Landlord shall have the right, but not the obligation, to have the work done and any reasonable costs therefor shall be charged to Tenant as Additional Rent.

           (c) At the termination of this Lease, Tenant shall deliver the Premises "broom clean" in the same good order and condition as existed at the Commencement Date, ordinary wear, natural deterioration beyond the control of Tenant, damage by fire, tornado or other casualty excepted.

      12. ALTERATIONS AND IMPROVEMENTS: Tenant shall make no alterations, additions or improvements to the Premises without the prior written approval of Landlord which will not be reasonably withheld. Tenant shall conduct its work in such a manner as to maintain harmonious labor relations and shall, prior to the commencement of the work, submit to Landlord copies of all necessary permits. All alterations, additions or improvements, whether temporary or permanent in character, made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property and at the end of the Term shall remain in or upon the Premises without compensation to Tenant. All of Tenant's furniture, movable trade fixtures and equipment not attached to the Premises may be removed by Tenant at the termination of this Lease, if Tenant so elects, and shall be so removed, if required by Landlord, and, if not so removed, shall, at the option of Landlord, become the property of Landlord.

     13.  INDEMNITY.

           (a) Landlord shall not be liable for, and Tenant will indemnify and hold Landlord harmless of and from, all fines, suits, damages, claims, demands, losses, actions, liabilities and costs (including reasonable attorneys' fees) for any injury to person or damage to or loss of property on or about the Premises caused by the negligence or intentional tortious conduct or breach of this Lease by Tenant, its employees, subtenants, invitees or by any other person entering the Premises under express or implied invitation of Tenant, or arising out of Tenant's use of the Premises. Landlord shall not be liable or responsible for any loss or damage to any property or the death or injury to any person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition of other governmental body or authority, by third parties or by any other matter beyond the reasonable control of Landlord, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Premises, or failure to make repairs, or from any cause whatsoever except Landlord's negligence or intentional tortious conduct. Under no circumstances shall Landlord be liable for special or consequential damages. It is specifically understood and agreed that there shall be no personal liability of Landlord with respect to any of the covenants, conditions or provisions of this Lease; in the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of the Landlord in the Premises for the satisfaction of Tenant's remedies.

           (b) Tenant shall not be liable for, and Landlord will indemnify and hold Tenant harmless of and from all fines, suits, damages, claims, demands, losses, actions, liabilities and costs (including reasonable attorneys' fees) for any injury to person or damage to or loss of property on or about the Premises caused by the negligence or intentional tortious conduct or breach of this Lease by Landlord, its employees, invitees, or by any other person entering the Premises under express or implied invitation of Landlord, or arising out of Landlord's actions in regard to the Premises. Tenant shall not be liable or responsible for any loss or damage to any property or the death or injury to any person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition of other governmental body or authority, by third parties or any other matter beyond the reasonable control of Tenant, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Premises (except for repairs or alterations which are made or required to be made by Tenant hereunder) or from any cause whatsoever except Tenant's negligence or intentional tortious conduct, or Tenant's failure to otherwise comply with the terms of this Lease, especially as to Tenant's duty of complete repair and maintenance of the Premises. Under no circumstances shall Tenant be liable for special or consequential damages

      14. DAMAGE BY FIRE OR THE ELEMENTS. In the event that the Premises should be totally destroyed by fire or other casualty, or in the event the Premises should be so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, either Landlord or Tenant may, at its option, by written notice to the other given not more than thirty (30) days after the date of such destruction or damage, terminate this Lease. In such event, the Rent shall be abated during the unexpired Term effective with the date of such destruction or damage.

      In the event the Premises should be damaged by fire or other casualty covered by Landlord's insurance but only to such extent that rebuilding or repairs can be completed within one hundred eighty (180) days after the date of such damage, or if the damage should be more serious but neither Landlord nor Tenant elects to terminate this Lease, then Landlord shall, within sixty (60) days after the date of such damage, commence to rebuild or repair the Premises and shall proceed with reasonable diligence to restore the Premises to substantially the same condition in which they were immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant on the Premises. Tenant's obligation for the payment of Rent and Additional Rent shall remain in effect, without abatement or reduction, during the time of such rebuilding or repairs. In the event any mortgagee, or the holder of any deed of trust, security agreement or mortgage on the Premises, should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

      15. EMINENT DOMAIN. If any or all of the Premises are taken by the exercise of any power of eminent domain or are conveyed to or at the direction of any governmental entity under a threat of any such taking (each a "Condemnation"), Landlord shall be entitled to collect from the condemning authority thereunder the entire amount of any award made in any such proceeding or as consideration for such conveyance, without deduction therefrom for any leasehold or other estate or right held by Tenant under this Lease. Tenant hereby: (a) assigns to Landlord all of Tenant's right, title and interest, if any, in and to any such award; (b) waives any right which it may otherwise have in connection with such Condemnation, against Landlord or such condemning authority, to any payment for (i) the value of the then unexpired portion of the Term, (ii) leasehold damages, and (iii) any damage to or diminution of the value of Tenant's leasehold interest hereunder or any portion of the Premises not covered by such Condemnation; and (c) agrees to execute any and all further documents which may be required to facilitate Landlord's collection of any and all such awards. Subject to the operation and effect of the foregoing provisions of this Section, Tenant may seek, in a separate proceeding, a separate award on account of any damages or costs incurred by Tenant as a result of any Condemnation of any or all of the Premises, so long as such separate award in no way diminishes any award or payment which Landlord would otherwise receive as a result of such Condemnation. If (a) all of the Premises are taken by a Condemnation, or (b) any part of the Premises is taken by a Condemnation and the remainder thereof is unfit for the reasonable operation therein of Tenant's business, or (c) any of the Premises is taken by a Condemnation and, in Tenant's opinion, it would be impractical to restore the remainder thereof, or (d) any of the Premises is taken by a Condemnation and, in Tenant's reasonable opinion, it would be impractical to continue to operate the remainder thereof, then, in any such event, the Term shall terminate on the date on which possession of so much of the Premises as is taken by such Condemnation is taken by the condemning authority thereunder, and all Rent payable hereunder shall be apportioned and paid to such date. If there is a Condemnation and the Term does not terminate pursuant to the foregoing provisions of this Section, the operation and effect of this Lease shall be unaffected by such Condemnation, except that the Rent shall be reduced in proportion to the square footage of the area taken by such Condemnation.

     16. DEFAULT. The following events shall constitute events of default by Tenant under this Lease:

          (a) Tenant's failure to pay the Rent, Additional Rent, or any other sums payable hereunder for a period of three (3) days after written notice by Landlord;

     (b) Either party's failure to observe, keep or perform any of the other terms, covenants, agreements or conditions of this Lease for a period of ten (10) days after written notice by the non-defaulting party, provided, however, that if such breach is capable of being cured, but not within such 10-day period, this Lease may not be terminated so long as the defaulting party commences appropriate curative action within such 10-day period and thereafter diligently prosecutes such cure to completion as promptly as possible;

          (c) the bankruptcy (as hereinafter defined) of Tenant or any guarantor or other obligor (an "Obligor") of all or any part of Tenant's obligations under this Lease;

          (d) Tenant's failure to occupy and assume possession of the Premises within fifteen (15) days after the Commencement Date; and

          (e) Tenant's vacating of all or substantially all of the Premises, whether or not Rent continues to be paid.

As used herein, "bankruptcy" means, as to any Obligor, that Obligor's taking or acquiescing in the taking of any action seeking relief under, or advantage of, the Bankruptcy Code (11 U.S.C. 101 et seq., as amended and in effect from time to time), or any applicable debtor relief, liquidation, receivership, conservationship, moratorium, rearrangement, insolvency, assignment for benefit of creditors, reorganization or similar federal or state law, rule or regulation affecting the rights or remedies of creditors generally, as in effect from time to time. For the purpose of this definition, the term "acquiescing" shall include, without limitation, the failure to (a) file, within thirty (30) days after its entry, a petition, answer or motion to vacate or to discharge any order, judgment or decree providing for any relief under any such law, rule or regulation, and (b) have such order, judgment or decree vacated or discharged within sixty (60) days after its entry.

      Upon the occurrence of any one or more of such events of default, the non-defaulting party, at its election, may exercise any one or more of the following remedies. If default occurs:

          (1) by Tenant, Landlord may terminate Tenant's right to possession under the Lease and re-enter and retake possession of the Premises and relet or attempt to relet the Premises on behalf of Tenant at such rent and under such terms and conditions as Landlord may deem best under the circumstances for the purpose of reducing Tenant's liability. Landlord shall not be deemed to have thereby accepted a surrender of the Premises, and Tenant shall remain liable for all Rent, Additional Rent, or other sums due under this Lease and for all damages suffered by Landlord because of Tenant's breach of any of the covenants of the Lease.

          (2) by Tenant, Landlord may accelerate and declare the entire remaining unpaid Rent and Additional Rent for the balance of this Lease to be immediately due and payable forthwith, and may, at once, take legal action to recover and collect the same.

          (3) by either party, the non-defaulting party may declare this Lease to be terminated.

          (4) by either party, the non-defaulting party may enforce such other rights and remedies as are available at law or in equity for said default under this Lease.

      No re-entry or retaking possession of the Premises by Landlord due to default by Tenant shall be construed as an election on Landlord's part to terminate this Lease, unless a written notice of such intention be given to Tenant, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent or other monies due to Landlord hereunder or of any damages accruing to Landlord by reason of the violations of any of the terms, provisions and covenants herein contained. Landlord's acceptance of Rent or Additional Rent or other monies following any event of default hereunder shall not be construed as Landlord's waiver of such event of default. No forbearance by a non-defaulting party of action upon any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of the terms, provisions, and covenants herein contained. Forbearance by a non-defaulting party to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. Legal actions to recover for loss or damage that Landlord may suffer by reason of termination of this Lease due to default by Tenant or the deficiency from any reletting as provided for above shall include the expense of repossession or reletting and any repairs undertaken by Landlord following repossession. Legal actions to recover for loss or damage that Tenant may suffer by reason of termination of this Lease shall include relocation expenses.

      17. LANDLORD'S LIEN. Landlord shall have, at all times, a valid security interest to secure payment of all Rent, Additional Rent and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereinafter be situated in the Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in Rent, Additional Rent, and any and all other sums of money due to Landlord hereunder shall first have been paid and discharged and all of the covenants, agreements, and conditions hereof have been fully complied with and performed by Tenant. In consideration of this Lease, upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Tenant situated on or in the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in Section 25 dealing with "Notices" in this Lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this Section
18. Any surplus shall be paid to Tenant or as otherwise required by law, and Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Florida. Landlord may at its election at any time file a copy of this Lease as a financing statement.

      The security interest granted Landlord pursuant to this Section 18 is in addition to all landlord's liens and comparable rights provided by law (including, but not limited to, Section 83.08, Florida Statutes) or the other provisions of this Lease.

      18.   SUBORDINATION.  This Lease shall be subject and subordinate  to the lien, operation and effect of each mortgage and/or other similar instrument of encumbrance heretofore or hereafter covering any or all of the Premises (and each renewal, modification, consolidation, replacement or extension thereof) (each a "Mortgage"), all automatically and without the necessity of any action by either party hereto. Tenant shall, promptly at the request of Landlord or the holder of any Mortgage (a "Mortgagee"), execute, acknowledge and deliver such further instrument or instruments evidencing such subordination as Landlord or such Mortgagee deems necessary or desirable. Notwithstanding any contrary provision contained in this Lease, any Mortgagee may at any time subordinate the lien of its Mortgage to the operation and effect of this Lease without obtaining Tenant's consent thereto, by giving Tenant written notice thereof, in which event this Lease shall be deemed to be senior to such Mortgage without regard to their respective dates of execution, delivery and/or recordation among the applicable public records, and thereafter such Mortgagee shall have the same rights as to this Lease as it would have had, were this Lease executed and delivered before the execution of such Mortgage. Tenant agrees to attorn to any new owner of the Premises resulting from the foreclosure of any Mortgage or conveyance in lieu of foreclosure, if such new owner so requests.

     19. QUIET ENJOYMENT. Provided Tenant has performed all of the terms, covenants, agreements and conditions of this Lease, including the payment of Rent and all other sums due hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises, except as described in Section 19, against Landlord and all persons claiming by, through or under Landlord, for the term herein described, subject to the provisions and conditions of this Lease.

     20.  DELETED.

      21. CONSTRUCTION LIENS. Tenant shall (a) immediately after it is filed or claimed, have released (by bonding or otherwise) any construction, mechanics', materialman's or other lien filed or claimed against any or all of the Premises or any other property owned or leased by Landlord, by reason of labor or materials provided for Tenant or any of its contractors or subcontractors (other than labor or materials provided by Landlord pursuant to the provisions of this Lease), or otherwise arising out of Tenant's use or occupancy of the Premises, and (b) defend, indemnify and hold harmless Landlord against and from any and all liability, claim of liability or expense (including, without limitation, reasonable attorneys'
fees) incurred by Landlord on account of any such lien or claim. Nothing in the provisions of this Lease shall be deemed in any way to give Tenant any right, power or authority to contract for or permit to be furnished any service or materials which would give rise to the filing of any mechanics' or materialmen's lien against Landlord's estate or interest in and to the Premises, it being expressly agreed that no estate or interest of Landlord in and to the Premises shall be subject to any lien arising in connection with any alteration, addition or improvement made by or on behalf of Tenant. At Landlord's request, Tenant shall execute a written instrument to be recorded for the purpose of providing notice of the existence of the provisions of the preceding sentence in accordance with Section 713.10, Florida Statutes.

     22. HOLDING OVER. The failure of Tenant to surrender the Premises on the date provided herein for the expiration of the Term (or at the time the Lease may be otherwise terminated), and the subsequent holding over by Tenant, with or without the consent of Landlord, shall result in the creation of a tenancy at sufferance at double the Rent payable at the time of the date provided herein for the expiration of this Lease or at the time the Lease may be terminated otherwise by Landlord. This provision does not give Tenant any right to hold over at the expiration of the Term, and shall not be deemed, the parties agree, to be a renewal of the Term, either by operation of law or otherwise.

      23. BROKERAGE COMMISSION. Landlord and Tenant hereby warrant to the other that there are no claims for broker's commissions or finder's fees in connection with its execution of this Lease and agrees to indemnify and save the other harmless from any liability that may arise from any such claim, including reasonable attorneys' fees incurred with any related defense.

      24. NOTICES. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered or given when (a) actually received or (b) signed for or "refused" as indicated on the postal or delivery service return receipt. Delivery may be by personal delivery, Federal Express (or other commercially recognized express mail or delivery service), or by United States mail, postage prepaid, certified or registered mail, addressed to the parties hereto at the respective addresses set out Sections 1(a) and 1(b), or at such other addresses as they may hereafter specify by written notice delivered in accordance herewith.

      25. INSURANCE: Tenant shall, at Tenant's sole expense, obtain and keep in force at all times during the Term, comprehensive general liability insurance including property damage on an occurrence basis, with limits of not less than $3,000,000.00 combined single limit insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. The limit of said insurance shall not, however, limit the liability of Tenant hereunder. Tenant may carry said insurance under a blanket policy, provided an endorsement naming Landlord as an additional insured as attached hereto. Tenant shall maintain insurance upon all property in the Premises owned by Tenant or for which Tenant is legally liable. Tenant shall maintain insurance against such other perils and in such amounts as Landlord may in writing from time to time reasonably require. The insurance required to be obtained and maintained under this Lease shall be with a company or companies licensed to issue the relevant insurance and licensed to do business in the State of Florida. Such insurance company or companies shall each have a policyholder's rating of no less than "A, VII" in the most recent edition of Best's Insurance Reports. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days' prior written notice to Landlord. Landlord shall receive written evidence of insurance upon request. All policies of insurance maintained by Tenant shall be in form and substance reasonably acceptable to Landlord, with satisfactory evidence that all premiums have been paid. Tenant agrees not to violate knowingly or permit to be violated any of the conditions or provisions of the insurance policies required to be furnished hereunder, and agrees to promptly notify Landlord of any fire or other casualty affecting the Premises. If Tenant fails to procure and maintain insurance as required hereunder, Landlord may do so, and Tenant shall, on written demand, as Additional Rent, reimburse Landlord for all monies expended by Landlord to procure and maintain such insurance.

      As part of the consideration for this Lease and in addition to the above insurance requirements, Tenant shall, during the Term pay to Landlord as Additional Rent, the cost of the casualty or property damage insurance policy which Landlord shall maintain on the Premises from time to time during the Term. At Landlord's discretion, Landlord may maintain insurance on the Premises in the form of a blanket policy insuring other properties in addition to the Premises, and, in such event, a fair and reasonable amount of the cost of such blanket policy shall be allocated by Landlord to the Premises for the purpose of determining Tenant's Additional Rent obligation for such insurance. Tenant shall, within thirty (30) days after receipt from Landlord of a paid insurance premium statement (or other reasonable evidence of the payment of insurance costs by Landlord), reimburse Landlord for such payment as Additional Rent. Landlord agrees to render billing to Tenant for such Additional Rent within sixty (60) days after the relevant payment by Landlord.

      Tenant hereby waives and releases Landlord of and from any and all liabilities, claims and losses for which Landlord is or may be held liable to the extent Tenant receives insurance proceeds on account thereof. Landlord hereby waives and releases Tenant of and from any and all liabilities, claims and losses for which Tenant is or may be held liable to the extent Landlord receives insurance proceeds on account thereof.

      Tenant shall not permit the Premises to be used in any way which would, in the reasonable opinion of Landlord, be extra hazardous on account of fire or otherwise or which would in any way increase or render void any casualty or property damage insurance on the Premises.

     26.  HAZARDOUS SUBSTANCES.

           (a) Tenant shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of on or in the Premises by Tenant, Tenant's agents, employees, contractors, or invitees without first obtaining Landlord's written consent. If Hazardous Substances are used, stored, generated, or disposed of on or in the Premises, or if the Premises become contaminated in any manner for which Tenant is legally liable, Tenant shall indemnify and hold harmless the Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, any decrease in value of the Premises, damages caused by loss or restriction of rentable or usable space, or any damages caused by adverse impact on marketing of the space, and any and all sums paid for settlement of claims, reasonable attorneys' fees, consultant, and expert fees) arising during or after the Term and arising as a result of that contamination by Tenant. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision. Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Substance on the Premises and that results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing prior to the presence of any such Hazardous Substance on the Premises. Tenant shall first obtain Landlord's approval for any such remedial action. "Hazardous Substance" includes any and all material or substances that are defined as "hazardous waste," "extremely hazardous waste," or a "hazardous substance" pursuant to federal, or local government law. "Hazardous Substance" includes, but is not restricted to, asbestos, polychlorobiphenyls ("PCBs"), petroleum, and any regulated toxic, ignitable, reactive, or corrosive substance. The provisions of this Section shall survive the expiration or termination of this Lease.

           (b) Landlord shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of on or in the Premises by Landlord, Landlord's agents, employees, contractors, or invitees. If Hazardous Substances are used, stored, generated, or disposed of on or in the Premises, or if the Premises become contaminated in any manner for which Landlord is legally liable, Landlord shall indemnify and hold harmless the Tenant from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, any decrease in value of the Premises, damages caused by loss or restriction of rentable or usable space, or any damages caused by adverse impact on marketing of the space, and any and all sums paid for settlement of claims, reasonable attorneys' fees, consultant, and expert fees) arising from actions or omissions occurring prior to the commencement of this Lease Term and/or arising as a result of contamination by Landlord. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision. Without limitation of the foregoing, if Landlord causes the presence of any Hazardous Substance on the Premises and that results in contamination, Landlord shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing prior to the presence of any such Hazardous Substance on the Premises.
"Hazardous Substance" includes, but is not restricted to, asbestos, polychlorobiphenyls ("PCBs"), petroleum, and any regulated toxic, ignitable, reactive, or corrosive substance. The provisions of this Section shall survive the expiration or termination of this Lease.

      27. ESTOPPEL CERTIFICATE. Tenant shall from time to time, within five (5) days after being requested to do so by Landlord or any Mortgagee, execute, acknowledge and deliver to that Landlord (or, at Landlord's request, to any existing or prospective purchaser, transferee, assignee or Mortgagee of any or all of the Premises, any interest therein or any of Landlord's rights under this Lease) an instrument in recordable form, certifying (a) that this Lease is unmodified and in full force and effect (or, if there has been any modification thereof, that it is in full force and effect as so modified, stating therein the nature of such modification); (b) as to the dates to which the Rent and any Additional Rent and other charges arising hereunder have been paid; (c) as to the amount of any prepaid Rent or any credit due to Tenant hereunder; (d) that Tenant has accepted possession of the Premises, and the date on which the Term commenced; (e) as to whether, to the best knowledge of the signer of such certificate, Landlord or Tenant is then in default in performing any of its obligations hereunder (and, if so, specifying the nature of each such default); and (f) as to any other fact or condition reasonably requested by Landlord or such other addressee. Such instrument shall contain an express acknowledgment that the statements contained therein are being relied upon by Landlord and any such other addressee.

     28. OSHA DISCLOSURE. Tenant acknowledges that it has been notified of the possible presence of asbestos-containing materials ("ACM") and materials designated by OSHA as presumed asbestos-containing materials ("PACM") located in the Premises. In addition, the following materials, if located in properties constructed prior to 1981, must, in accordance with the OSHA Regulations, be treated as PACM: any thermal system insulation and surfacing material that is sprayed on, troweled on, or applied in some other manner, as well as any resilient flooring material installed in 1980 or earlier. Upon written request by Tenant, Landlord shall provide Tenant with copies of any information pertaining to ACM or PACM in Landlord's files.

     29.  MISCELLANEOUS.

           (a) Force Majeure. Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, Landlord or Tenant shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, theft, fire, public enemy, injunction, insurrection, court order, requisition of other governmental body or authority, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord or Tenant.

           (b) Joint and Several Liability. If two or more individuals, corporations, partnerships, or other business associations (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other business association to pay Rent and perform all other obligations hereunder shall be deemed to be joint and several. In like manner, if the Tenant named in this Lease shall be a partnership or other business association, the members of which are, by virtue of statute or general law, subject to personal liability, the liability of each such member shall be joint and several.

           (c) Absence of Option. The submission of this Lease for examination does not constitute a reservation of or option for the Premises, and this Lease becomes effective only upon execution and delivery thereof by Landlord.

           (d) Entire Agreement. Any and all riders and exhibits attached to this Lease are made a part of this Lease for all purposes. This Lease contains the entire agreement between the parties hereto and may not be altered, changed or amended, except by written instrument signed by both parties hereto.

           (e) No Waiver. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may grow up between the parties in the administration of the provisions hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof.

           (f) Successors and Assigns. The terms, provisions, covenants, and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

           (g) Recording. This Lease shall not be recorded. However, a memorandum of lease, in the form of that attached hereto as Rider 3 may be recorded by Tenant, by Tenant's discretion, and at Tenant's sole expense. Such memorandum of lease shall provide that it will automatically expire by its terms at the expiration of the end of the current 5 year term of the Lease. In the event that the Tenant exercises its right to extend the Lease, the Tenant shall be permitted to file a new memorandum of lease for the extended period in similar form.

           (h) Default Interest. All past due Rent, Additional Rent and other sums payable by Tenant under this Lease shall bear interest from the date due until paid at a rate equal to the lesser of eighteen percent (18%) per annum and the maximum non-usurious rate permitted under applicable law from time to time.

           (i) Headings and Use of Terms. The section and paragraph headings to this Lease are for convenience and reference only. The words as provided in the section and paragraph headings will not be held to explain, modify, amplify, or aid in the interpretation, construction, or meaning of the terms of this Lease. Terms defined in this Lease have the meaning, designation, and significance ascribed to the terms defined in this Lease.

           (j) Partial Invalidity. If any term of this Lease, or the application of the term to any person or circumstance is, to any extent, invalid or unenforceable, the remainder of this Lease, or the application of the term to persons or circumstances other than those as to which the term is held invalid or unenforceable, will not be affected by the application, and each term of this Lease will be valid and will be enforced to the fullest extent permitted by law.

           (k) Attorneys' Fees. If an action is begun, or a attorney is retained by Landlord or Tenant to enforce this Lease or collect any sums due as provided in this Lease or to collect money damages for breach of this Lease, against the other, the prevailing party will be entitled to collect from the other reimbursement for the reasonable actual fees of attorneys and court costs in connection with the action.

           (l) Governing Law. The validity, meaning, and effect of this Lease will be determined as provided by the law of the State of Florida applicable to agreements made and to be performed in the State of Florida.

           (m) Time of Essence. Time is of the essence with respect to each party's performance of its obligations under this Lease.

           (n)   Radon.   In  accordance with the requirements  of  Section
404.056(8), Florida Statutes, the following notice is hereby given:

                RADON GAS: Radon is a naturally occurring radioactive gas that, when it is accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from the local County Public Health Center.

      30. NET LEASE. It is the intention of Landlord and Tenant that rental under this Lease be absolutely net to Landlord, that all costs, expenses and obligations of every kind relating directly or indirectly in any way, foreseen or unforeseen, to the Premises which may arise or become due during the Term of this Lease shall, except as otherwise specifically provided in this Lease, be paid by Tenant and Tenant hereby indemnifies and holds Landlord harmless from and against any and all such costs, expenses, obligations, and liabilities.

      31. WAIVER OF JURY TRIAL. LANDLORD AND TENANT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE OR ANY DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THE PREMISES (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS LEASE OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS LEASE WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LANDLORD AND TENANT TO ENTER AND EXECUTE THIS LEASE.

           32. RIDERS. The following Riders and/or Addenda are attached hereto and made a part of this Lease for all purposes: Rider 1 (Renewal Options); and Rider 2 (CPI Adjustment in Rent).

           33. RENT A SEPARATE COVENANT. Tenant shall not for any reason withhold or reduce Tenant's required payments of Rent and Additional Rent, it being expressly understood and agreed by the parties that the payment of Rent and Additional Rent is a covenant by Tenant that is independent of the other covenants of the parties hereto.

      IN WITNESS WHEREOF, the undersigned have executed this Lease, effective as of the date first above written.

Signed, sealed and
delivered in the
presence of:                       TENANT:

                              FIRST CHOICE AUTO FINANCE, INC.,
                              a Florida corporation


          /S/                 By:  /S/ J. Neal Hutchinson, Jr.
Witness                       Name:
                              Title:   Vice President

/S/Frank S. Ioppolo, Jr.
Witness


                              LANDLORD:




          /S/                      /S/ R.C. Hill, II
Witness                            R.C. HILL, II



          /S/
Witness

                                EXHIBIT "A"
                               TO THE LEASE


     Description of real property leased:

          See attached real estate tax notices.


                         Address of the Premises:

                         3411 West Colonial Drive
                         Orlando, FL  32808

                                EXHIBIT "B"
                               TO THE LEASE


          Month to month lease to LANETTE KENDRICK of 3410 Cherry Lane, for $350 per month.

          Month to month lease to DELORES BROWN of 3412 Cherry Lane, for $350 per month.


                          RIDER No.1

                        Option to Renew



     1. Grant of Option. Tenant shall have, and is hereby given, three (3) option(s) to renew and to extend the Term of this Lease, each option to follow consecutively upon the expiration of the initial Term (the "Primary Term") of this Lease (or the immediately preceding Renewal Term, if applicable), provided that at the time any option to renew is exercised, this Lease shall be in full force and effect and Tenant shall not be in default hereunder. Each renewal option shall be for a term of sixty (60) months (a "Renewal Term") and shall be exercised, if at all, by Tenant's giving written notice thereof to Landlord at least one hundred eighty (180) days before the expiration date of the Primary Term or the then current Renewal Term, as applicable. The renewal and extension of this Lease for any Renewal Term shall be on and under the same covenants, agreements, terms, provisions, and conditions as are contained in this Lease for the Primary Term (with Rent being subject to adjustment in accordance with the provisions of Section 3 and Rider 2 of this Lease), except that Tenant shall have no further option to renew after the third Renewal Term. The Rent and the Additional Rent and all other sums due and payable by Tenant under this Lease, shall continue to be made and to be paid by Tenant during any Renewal Term as provided in this Lease for the Primary Term. Any assignment or subletting by Tenant during the Primary Term shall terminate all options of Tenant set forth herein.

      2. Definitions. Unless otherwise specifically defined in this Rider, capitalized terms shall have the same respective meanings as set forth in the non-Rider portion of this Lease.

                                RIDER NO. 2

                      CPI Adjustment in Rent


      1. Adjustment Computation. Commencing with the first day of the thirteenth (13th) full calendar month during the Term, and thereafter on each annual anniversary of such date during the Term (and any renewal thereof), the Rent [which term as used in this Rider means the Rent specified in Section 3(b), as adjusted from time to time pursuant to this Rider] shall be adjusted from time to time as follows:

      (a) The Rent in effect for each Lease Year (as defined below) shall be equal the product of (i) the Rent in effect for the immediately preceding Lease Year, multiplied by (ii) the greater of (A) one (1) or (B) the fraction in which CPI-2 (as defined below) is the numerator and CPI-1 (as defined below) is the denominator. In no event shall any adjustment made pursuant to this Rider or any decrease in the CPI ever result in a decrease in the Rent for any Lease Year below the Rent in effect at the end of the preceding Lease Year, which Rent shall, in that event, continue in effect until the next adjustment hereunder. Payment of the adjusted Rent amount shall begin on the first day of the first calendar month of the Lease Year to which such adjusted Rent applies.

      (b) As an example of the foregoing calculation for the increase in Rent, if the monthly Rent in the second Lease Year is $20,000.00, the CPI-1 is 1.50, and the CPI-2 is 1.55, then the monthly Rent for third Lease Year will be $20,000.00 x 1.55/1.50 = $20,666.67.

      2. Alternative Index. If (a) the CPI ceases using the 1982-1984 average of 100 as the basis of calculation, (b) a significant change is made in the number or nature (or both) of items used to determine the CPI,
(c) Landlord and Tenant agree that the CPI does not accurately reflect, in relationship to the Base CPI, the purchasing power of the dollar, or (d) the CPI shall be discontinued for any reason, the Bureau of Labor Statistics shall be requested to furnish a new index comparable to the CPI , together with information which will make possible the conversion to the new index in computing the adjusted Rent hereunder. If for any reason the Bureau of Labor Statistics does not furnish such an index and such information, Landlord and Tenant shall instead accept and use such other index or comparable statistics on the cost of living in the city or region in which the Building is located that is computed and published by an agency of the United States or a responsible financial periodical of recognized authority.

      3. Definitions. As used herein, the term "Lease Year" means the period from the Commencement Date to the last day of the twelfth (12th) full calendar month during the Term and each succeeding twelve (12) month period thereafter during the Term (and any renewal thereof). As used herein, the term "CPI" means the Consumer Price Index for All Urban Consumers (CPI-U) for the Southeast Region of the United States, All Items (1982-84 = 100), published by the Bureau of Labor Statistics, United States Department of Labor. As used herein, the term "CPI-1" means the monthly CPI for the latest calendar month which ends at least sixty (60) days before the commencement of the Lease Year immediately preceding the Lease Year for which Rent is being adjusted. As used herein, the term "CPI-2" means the monthly CPI for the latest calendar month which ends at least sixty (60) days before the commencement of the Lease Year for which Rent is being adjusted. Unless otherwise specifically defined in this Rider, capitalized terms shall have the same respective meanings as set forth in the non-Rider portion of this Lease